UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

OP BANCORP

(Exact name of registrant as specified in its charter)

California	001-38437	81-3114676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Wilshire Blvd., Suite 500, Los Angeles, CA	90017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 892-9999

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	OPBK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 24, 2021, OP Bancorp (the "Company”) and its wholly-owned subsidiary, Open Bank (the “Bank”), entered into an addendum to Employment Agreement (the “Addendum”) with Min J. Kim, President and Chief Executive Officer of the Company and Bank (the “Executive”), which amends the Employment Agreement dated November 1, 2017 (the “Employment Agreement”). The Employment Agreement was amended to (a) extend the term of the Employee Agreement to December 31, 2024, (b) provide for the Executive to be granted 64,219 of restricted stock units as of June 24, 2021 under the Company’s 2021 Equity Incentive Plan (“2021 Equity Plan”), and (c) remove the monthly automobile allowance as it was rolled into the Executive’s base salary effective April 1, 2019.  All other aspects of the Executive’s Employment Agreement remain in full force and effect. The foregoing description of the Executive’s Employment Agreement is a summary and qualified in its entirety by reference to the full text of the Addendum, which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 24, 2021, the Company held its 2021 annual meeting of shareholders; 12,461,282 shares were represented by valid proxies or voted at the meeting, or 82.83% of the total shares outstanding. At the meeting, shareholders elected all of the eight director nominees named in the 2021 Proxy Statement for a one-year term until 2022 annual meeting of stockholders and to serve until his or her successor is elected and qualified; approved the 2021 Equity Plan; and ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for 2021. Final voting results from the meeting are as follows:

Proposal 1 - Election of Directors

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Brian Choi	11,267,150	204,622	989,510
Ernest E. Dow	11,394,720	77,052	989,510
Jason Hwang	11,394,043	77,729	989,510
Soo Hun Jung	11,393,790	77,982	989,510
Min J. Kim	11,400,271	71,501	989,510
Ock Hee Kim	11,404,537	67,235	989,510
Myung Ja Park	11,398,783	72,989	989,510
Yong Sin Shin	11,400,291	71,481	989,510

Proposal 2 - Approval of the 2021 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
9,026,807	2,401,719	43,246	989,510

Proposal 3 - Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain
12,435,921	24,361	1,000

Item 9.01.	Financial Statements and Exhibits

(D)    Exhibits.

10.1	Addendum to Employee Agreement between OP Bancorp, Open bank, and Min J. Kim, dated June 24, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OP Bancorp

Dated: June 25, 2021	By:	/s/ Christine Oh
Christine Oh
Executive Vice President and
Chief Financial Officer

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